www.matinasbiopharma.com
NYSE AMERICAN: MTNB

MATINAS BIOPHARMA

Q2 2019 Investor Update
Conference Call
August 13, 2019

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as "expects," "anticipates," "intends," "plans," "could," "believes," "estimates" and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under "Risk Factors" in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma's product candidates are all in a development stage and are not available for sale or use.

MAT9001

MAT9001 Key Highlights

Comparative toxicology study (28 Days) completed ahead of schedule

Secured supply for all planned studies through **2020**

IND Reactivation Completed – FDA "May Proceed" Letter Received

Near-Term Next Steps

Bridging Comparative PK

- Set to commence in Q4 2019
- Open-label, randomized, 4 period crossover, single-dose study under high-fat and fasted conditions
- 36 healthy volunteers

Phase 2 Head to Head vs. Vascepa®

- Crossover 28-day treatment study in patients with elevated triglycerides (n=70)
- Patient pre-screening set to commence September 2019
- FPI anticipated Q1 2020; Topline data expected Q4 2020

MATINAS BIOPHARMA

Head to Head Study vs. Vascepa

Phase 2 Comparative Pharmacokinetic and Pharmacodynamic Study to Vascepa

- **Design**
  - Open-label, randomized, crossover to compare the PK and PD effects of MAT9001 with Vascepa in 70 men and women with elevated triglycerides (Fasting TG ≥150 mg/dL to ≤499 mg/dL)
  - Dose: 4g/day either MAT9001 or Vascepa for 28 days followed by 28-day washout and crossover to alternate treatment for 28 days
- **Outcome Variables**
  - Primary PK = Relative Bioavailability of EPA from MAT9001 and Vascepa
  - Secondary PD = % change from baseline for key lipid markers
- **Status**
  - Study protocol finalized
  - Patient pre-screening to commence in September 2019
  - Anticipated dosing Q1 2020
  - Topline data readout Q4 2020

MAT2203

MAT2203 Key Highlights

Advancing Clinical Development Program in Cryptococcal Meningitis

Amphotericin B → **Broad spectrum** antifungal agent → **Gold standard** of treatment for immunocompromised patients

NIH funding of Phase 1/2 study of MAT2203 in Cryptococcal Meningitis

FDA

Positive FDA meeting
EnACT Study initiation in Q4 2019

EnACT: Phase 1 Safety and Tolerability in Subjects without Active Neuro-Infection

A

Recruitment of 27 Healthy Subjects • No Meningitis, No Acute Illness • Informed Consent

Cohort 1	→	Cohort 2	→	Cohort 3
cAMB 1g over 24hrs n=9	→	cAMB 1.5g over 24hrs n=9	→	cAMB 2g over 24hrs n=9

- CAMB administered in 4 to 6 divided doses over up to 24 hrs under observation
- High calcium drink and meals provided at scheduled times
- Safety and tolerability recordings over 24hrs
- Blood draws at 0, 6, 12, 18, 24 and 48-96 hours for PK and safety
- Advance to next dosing cohort if 7 of 9 complete full dose and have Grade 2 or less AEs

B

Well Tolerated Dose Moved • Forward for 1wk Multi-Day Dose • Cohort (n=9)

EnACT : Ph 2 safety, tolerability and efficacy of MAT2203 in combo w/ 5-FC in HIV-infected pts w/ crypto


Induction Therapy
2 weeks
Consolidation Therapy
10 weeks
Stage 1
N=14
Phase 2A
Randomize
N=10
IV Ampho for 5 days
Oral encochleated Amphotericin B to 6wk
Flucytosine (5FC) to 2wk
Fluconazole 800mg/d to 10wk
or
DMC Review before Stage 2
N=4
Control: IV Amphotericin+5FC to 1wk
Control: Fluconazole SOC* to 10wk
Stage 2
N=56
Randomize
N=40
IV Ampho 2 Day
Oral encochleated Amphotericin B (cAMB) to 6wk
Flucytosine (5FC) to 2wk
Fluconazole 800mg/d to 10wk
or
EFA review at n=12
N=16
Control: IV Amphotericin+5FC to 1wk
Control: Fluconazole SOC* to 10wk
DMC Review at n=28 and before Stage 3
Stage 3
N=14
Phase 2A
Randomize
N=10
Oral cAMB to 5 days
IV Ampho to 2 wk
Oral cAMB to 6wk
Flucytosine (5FC) to 2wk
Fluconazole 800mg to 10wk
or
DMC Review before Stage 4
N=4
Control: IV Amphotericin+5FC to 1wk
Control: Fluconazole SOC* to 10wk
Stage 4
N=56
Randomize
N=40
Oral encochleated Amphotericin B (cAMB) to 6wk
Flucytosine (5FC) to 2wk
Fluconazole 800mg to 10wk
or
EFA review at n=12
DMC Review at n=28
N=16
Control: IV Amphotericin+5FC to 1wk
Control: Fluconazole SOC* to 10wk

*Fluconazole Standard of Care (SOC) Dose is 1200mg/day to 2 weeks, 800mg/day week 3-10, and 200mg thereafter.

- 100 participants receiving MAT2203 + flucytosine (5-FC) in 4 stages of escalating durations of MAT2203 and decreasing duration of IV Amphotericin B (AMB)
- 40 control participants receiving standard of care IV AMB + 5-FC
- 14 days for induction treatment in experimental arms, followed by consolidation (step-down) therapy for up to 10wks
- Will ultimately assess the potential for all-oral induction therapy w/ MAT2203
- Safety and efficacy monitored throughout study by independent Data Monitoring Committee

FPI estimated Jan 2019

Key Takeaways

MAT9001 - initiate comparative PK bridging study in Q4 2019

Patient pre-screening set to commence for head-to-head study vs. Vascepa

MAT9001 head-to-head dosing to commence Q1 2020 with topline data expected Q4 2020

QIDP and Fast Track Designation for MAT2203 in treatment of cryptococcal meningitis

Positive FDA interaction on MAT2203 EnACT trial with study initiation set for Q4 2019

- Fully funded by NIH -

MAT2203 EnACT updates periodically throughout 2020

MATINAS BIOPHARMA

Q&A

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